Exhibit 10.3

                          PLEDGE AND SECURITY AGREEMENT

      THIS PLEDGE AND SECURITY AGREEMENT (this "Security Agreement") is entered into as of July 22, 2004, by and among SBS INTERACTIVE, CO., a Florida corporation (the "Company"), SBS INTERACTIVE, INC., a Nevada corporation (the "Subsidiary"; each of the Company and the Subsidiary is referred to herein as a "Borrower," and collectively as the "Borrowers"), and ARTHUR COHN (the "Secured Party").

                                    RECITALS

A. Reference is hereby made to that certain Loan Agreement of even date herewith, by and among the Borrowers and the Secured Party (the "Loan Agreement").

B. To secure the "Loan Obligations" (as defined in the Loan Agreement) the Borrowers have agreed to grant to Secured Party a security interest in the "Collateral," as defined herein.

      NOW, THEREFORE, in consideration of the foregoing recitals, which are hereby incorporated into, and made a part of, this Security Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Secured Party, intending to be legally bound, hereby agree as follows:

      1. Security Interest.

      (a) To secure prompt and complete payment and performance of the Loan Obligations, each Borrower hereby pledges, assigns, transfers and grants to Secured Party a perfected, first priority continuing security interest in all properties, assets and rights of each Borrower, subject to no other liens or encumbrances, now owned or at any time hereafter acquired by such Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interest, wherever located or situated (hereinafter, collectively called the "Collateral").

      Without  limitation  of  the  foregoing,   the  Collateral   includes  the
following:

                           (i)        all Accounts;
                           (ii)       all As-Extracted Collateral;
                           (iii)      all Chattel Paper;
                           (iv)       all Commercial Tort Claims;
                           (v)        all Consignments;
                           (vi)       all Contracts;
                           (vii)      all Copyrights;
                           (viii)     all Copyright Licenses;
                           (ix)       all Deposit Accounts;
                           (x)        all Documents;

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                           (xi)       all Electronic Chattel Paper;
                           (xii)      all Encumbrances;
                           (xiii)     all Money;
                           (xiv)      all Equipment;
                           (xv)       all Fixtures;
                           (xvi)      all Goods
                           (xvii)     all General Intangibles;
                           (xviii)    all Health-Care-Insurance Receivables;
                           (xxix)     all Instruments;
                           (xx)       all Inventory;
                           (xxi)      all Investment Property;
                           (xxii)     all Letter-of-Credit Rights;
                           (xxiii)    all Letters of Credit;
                           (xxiv)     all Patents;
                           (xxv)      all Patent Licenses;
                           (xxvi)     all Payment Intangibles;
                           (xxvii)    all Promissory Notes;
                           (xxviii)   all Software;
                           (xxvix)    all Supporting Obligations;
                           (xxx)      all Tangible Chattel Paper;
                           (xxxi)     all Trademarks;
                           (xxxii)    all Trademark Licenses;
                           (xxxiii)   all Vehicles; and
                           (xxxiv)    to the extent not otherwise included, all
                                      Proceeds (including condemnation
                                      proceeds), all Accessions,  attachments
                                      and  additions  thereto and  all
                                      substitutions,  renewals  and
                                      replacements  therefore  and  rental
                                      payments and products of any and all of
                                      the foregoing.

      (b) Borrowers expressly acknowledge that the security interest granted hereunder will remain as security for payment and performance of the Loan Obligations, whether now existing or which may hereafter be incurred by future advances, or otherwise. The notice of the continuing grant of this security interest therefore shall not be required to be stated on the face of any document representing any such Loan Obligations, nor otherwise identify it as being secured hereby.

      2. Cross-Collateralization. All Collateral which Secured Party may at any time acquire from the Borrowers or from any other source in connection with any of the Loan Obligations shall constitute collateral for each and every Loan Obligation, without apportionment or designation as to particular Loan Obligations, and all Loan Obligations, however and whenever incurred, shall be secured by all Collateral, however and whenever acquired, and Secured Party shall have the right, in its sole discretion, to determine the order in which Secured Party's rights in, or remedies against, any Collateral are to be exercised, and which type or which portions of Collateral are to be proceeded against and the order of application of Proceeds of Collateral as against particular Loan Obligations.


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

      3.  Definitions.   All  capitalized  terms  set  forth  in  this  Security
Agreement, unless otherwise defined herein, will have the same meanings provided to those terms as set forth in the Loan Agreement.

The following terms shall have the following meanings:

            (a) "Accessions" means all Accessions, as that term is defined in the UCC;

            (b) "Accounts means all Accounts, as that term is defined in the UCC;

            (c) "As-Extracted Collateral" means all As-Extracted Collateral, as that term is defined in the UCC;

            (d) Chattel Paper" means all Chattel Paper, as that term is defined in the UCC;

            (e) "Commercial Tort Claims" means all Commercial Tort Claims, as that term is defined in the UCC;

            (f) "Consignments" means all Consignments, as that term is defined in the UCC;

            (g) "Contracts" means all contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which the Borrowers may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, and any agreement relating to the terms of payment or the terms of performance thereof;

            (h) "Copyrights" means (a) all copyrights of the United States or any other country; (b) all copyright registrations filed in the United States or in any other country; and (c) all proceeds thereof;

            (i) "Copyright License" means all agreements, whether written or oral, providing for the grant by the Borrowers of any right to use any Copyright;

            (j) "Deposit Accounts" means all Deposit Accounts, as that term is defined in the UCC:

            (k) "Documents" means all Documents,  as that term is defined in the
UCC:

            (l) "Electronic Chattel Paper" means all Electronic Chattel Paper, as that term is defined in the UCC, evidenced by a record or records consisting of information stored in an electronic medium;

            (m) "Encumbrance(s)" means all Encumbrance(s), as that term is defined in the UCC;

            (n) "Equipment" means all Equipment, as that term is defined in the UCC;


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

            (o) "Fixtures" means all Fixtures, as that term is defined in the UCC;

            (p) "General Intangibles" means all General Intangibles, as that term is defined in the UCC;


            (q) "Goods" means all Goods, as that term is defined in the UCC;

            (r) "Instruments" means all Instruments, as that term is defined in the UCC;

            (s) "Inventory" means all Inventory, as that term is defined in the UCC;

            (t) "Investment Property" means all Investment Property, as that term is defined in the UCC;


            (u) "Letters of Credit" means all Letters of Credit, as that term is defined in the UCC;

            (v) "Letter-of-Credit Rights" means all Letter-of-Credit Rights, as that term is defined in the UCC;

            (w) "Patents" means (a) all letters patent of the United States and all reissues and extensions thereof, (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, (c) all proceeds thereof, including the goodwill of the business connected with the use of and symbolized by the Patents, and (d) all Patents listed on Schedule 2 of the Loan Agreement;

            (x) "Patent License" means all agreements, whether written or oral, providing for the grant by the Borrowers of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in any schedule attached hereto;

            (y) "Payment Intangibles" means all Payment Intangibles, as that term is defined in the UCC;

            (z) "Proceeds" means all Proceeds, as that term is defined in the UCC;

            (aa) "Promissory Note(s)" means all Promissory Note(s), as that term is defined in the UCC, including the Debenture;

            (bb) "Software" means all Software, as that term is defined in the UCC;

            (cc) "Supporting Obligations" means all Supporting Obligations, as that term is defined in the UCC;

            (dd) "Tangible Chattel Paper" means all Tangible Chattel Paper, as that term is defined in the UCC;


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

            (ee) "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether registered in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof or otherwise; (b) all renewals thereof; and (c) all proceeds thereof, including the goodwill of the business connected with the use of and symbolized by the Trademarks;

            (ff) "Trademark License" means any agreement, written or oral, providing for the grant by the Borrowers of any right to use any Trademark;

            (gg) "UCC" means Article 9 of the Uniform Commercial Code as may, from time to time, be enacted and in effect in the States of Florida, Nevada, or New York, as applicable; and

            (hh) "Vehicles" means all cars, trucks, trailers, construction and earth moving equipment and other vehicles owned by the Borrowers and covered by a certificate of title under the laws of any state, and all tires and other appurtenances to any of the foregoing.

      4. Rights of Secured Party. Upon the occurrence of any Event of Default, Secured Party shall have the right to declare all of the Loan Obligations to be immediately due and payable and shall then have the rights and remedies of a secured party under the UCC or under any other applicable law, including, without limitation, the right to take possession of the Collateral, and in addition thereto, the right to enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom and the right to occupy the Borrowers' premises for the purposes of liquidating Collateral, including without limitation, conducting an auction thereon. Secured Party may require the Borrowers to make the Collateral (to the extent the same is moveable) available to Secured Party at a place to be designated by Secured Party. Secured Party may, at its option, sell the Collateral on credit, and furthermore may sell the Collateral without giving any warranties as to the Collateral and may specifically disclaim any warranties of title or the like, which shall not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give the Borrowers at least ten (10) days' prior written notice at the address of the Borrowers set forth above (or at such other address or addresses as the Borrowers shall specify in writing to Secured Party) of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the UCC) that reasonable notification be given of the time and place of such sale or other disposition. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including reasonable attorneys' fees) and all other reasonable charges against the Collateral, the residue of the Proceeds of any such sale or disposition shall be applied to the payment of the Loan Obligations in such order of priority as Secured Party shall determine and any surplus shall be returned to the Borrowers or to any person or party lawfully entitled thereto. In the event the Proceeds of any sale, lease or other disposition of the Collateral hereunder, including without limitation, the Proceeds from the collection of Accounts, are insufficient to pay all of the Loan Obligations in full, the Borrowers will be liable for the deficiency, together with interest thereon, at the maximum rate allowable by law, and the costs and expenses of collection of such deficiency, including (to the extent permitted by law) without limitation, attorneys' fees, expenses and disbursements.

      5. Right of Secured Party to Use and Operate Collateral, Etc. Upon the occurrence of any Event of Default, Secured Party shall have the right and power to take possession of all or any part of the Collateral, and to exclude the Borrowers and all persons claiming under the Borrowers wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, Secured Party without obligation to do so, may, from time to time, at the expense of the Borrowers, make all such repairs, replacements, alterations, additions and improvements to the Collateral as Secured Party may deem proper. The Borrowers hereby expressly waive any obligation of the Secured Party to process and/or prepare any Collateral prior to any sale or other disposition thereof. Upon any taking of possession of all or any part of the Collateral, Secured Party shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of the Borrowers with respect thereto as Secured Party shall reasonably deem best, including the right to enter into any and all such agreements with respect to the operation of the Collateral or any part thereof as Secured Party may see fit; and Secured Party shall be entitled to collect and receive all issues, profits, fees, revenues and other income of the same and every part thereof. Such issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which Secured Party may be required or authorized to make under any provision of this Security Agreement (including legal costs and attorneys' fees). The remainder of such issues, profits, fees, revenues and other income shall be applied to the payment of the Loan Obligations in such order of priority as Secured Party shall determine. Without limiting the generality of the foregoing, Secured Party shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by Secured Party to enforce its rights and remedies hereunder in order to manage, protect and preserve the Collateral and continue the operation of the business of the Borrowers and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership including the compensation of the receiver and to the payment of the Loan Obligations as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated.

      6. Collection of Accounts Receivable, Etc. At any time after an Event of Default, Secured Party shall have the right to require Borrowers to and Borrowers shall, upon written notice from Secured Party:

            (a) Make collections of Proceeds upon its Accounts, hold the Proceeds received from collections in trust for Secured Party and turn over such Proceeds to Secured Party daily in the exact form which they are received, together with a collection report in form satisfactory to Secured Party. Secured Party shall immediately apply, subject to collection, such Proceeds and any Proceeds of Accounts received by it pursuant to the following provisions of this
Section 6, to the payment of the Loan Obligations in such order of priority as Secured Party shall determine;

            (b) Assign or endorse the Accounts to Secured Party, and notify Account debtors that the Accounts have been assigned and should be paid directly to Secured Party;

            (c) Turn over to Secured Party all Inventory returned in connection with any of the Accounts;

            (d) Mark or stamp each of its individual ledger sheets or cards pertaining to its Accounts with the legend "Assigned to Arthur Cohn," and stamp or otherwise mark and keep its books, records, documents and instruments relating to the Accounts in such manner as Secured Party may require; and

            (e) Mark or stamp all invoices with a legend satisfactory to Secured Party so as to indicate that the same should be paid directly to Secured Party.

            Notwithstanding the foregoing, each Borrower grants to Secured Party an irrevocable power of attorney coupled with an interest, authorizing and permitting Secured Party (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to such Borrower, and at such Borrower's expense, to do any or all of the following, in such Borrower's name or otherwise, but Secured Party agrees to exercise the following powers in a commercially reasonable manner:

            (i) Execute on behalf of Borrowers any documents that Secured Party may, in its sole discretion, deem advisable in order to perfect and maintain Secured Party's security interest in the Collateral, or in order to exercise a right of Borrowers or Secured Party, or in order to fully consummate all the transactions contemplated under this Security Agreement, and all other present and future agreements;

            (ii) Execute on behalf of Borrowers any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of Secured Party's Collateral or in which Secured Party has an interest;

            (iii) Execute on behalf of Borrowers, any invoices relating to any receivable, any draft against any Account debtors and any notice to any Account debtors, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien;

            (iv) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrowers upon any instruments, or documents, evidence of payment or Collateral that may come into Secured Party's possession;


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

            (v) Endorse all checks and other forms of remittances received by Secured Party;

            (vi) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same;

            (vii) Grant extensions of time to pay, compromise claims and settle receivables and General Intangibles for less than face value and execute all releases and other documents in connection therewith;

            (viii) Pay any sums required on account of Borrowers' taxes or to secure the release of any liens therefor, or both;

            (ix) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor;

            (x) Instruct any third party having custody or control of any books or records belonging to, or relating to, Borrowers to give Secured Party the same rights of access and other rights with respect thereto as Secured Party has under this Security Agreement; and

            (xi) Take any action or pay any sum required of Borrowers pursuant to this Security Agreement and any other present or future agreements.

      Any and all sums paid and any and all costs, expenses, liabilities, obligations and attorneys' fees and other professional fees incurred by Secured Party (including attorneys' fees and expenses incurred pursuant to any bankruptcy proceedings) with respect to the foregoing shall be added to and become part of the Loan Obligations, and shall be payable on demand. In no event shall Secured Party's rights under the foregoing power of attorney or any of Secured Party's other rights under this Security Agreement be deemed to indicate that Secured Party is in control of the business, management or properties of Borrowers. Borrowers shall pay, indemnify, defend, and hold Secured Party and each of its officers, directors, employees, counsel, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them in connection with or as a result of or related to the execution, delivery, enforcement, performance, and administration of this Security Agreement and any other Financing Documents or the transactions contemplated herein, and with respect to any investigation, litigation, or proceeding related to this Security Agreement, any other Financing Document, or the use of the proceeds of the loan provided pursuant to the Loan Agreement (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). This provision shall survive the termination of this Security Agreement and the repayment of the Loan Obligations.


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

      7. Perfection by Filing. The Secured Party may at any time and from time to time, at Borrowers' expense, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Borrowers or words of similar effect and which contain any other information required by the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether each Borrower is an organization, the type of organization and any tax and/or organization identification number issued to such Borrower. The Borrowers agree to furnish any such information to the Secured Party promptly upon request. Any such financing statements, continuation statements or amendments may be signed, if so required, by the Secured Party on behalf of the Borrowers, and may be filed at any time in any jurisdiction as necessary. Each Borrower hereby irrevocably appoints the Secured Party as Borrower's Attorney-In-Fact, coupled with an interest, for the purposes hereof.

      8. Other Perfection, Etc. The Borrowers shall at any time and from time to time, at Borrowers' expense, take such steps as the Secured Party may reasonably request for the Secured Party (a) to obtain an acknowledgement, in form and substance satisfactory to the Secured Party, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Secured Party, (b) to obtain "control" of any Investment Property, Deposit Accounts, Letter-Of-Credit Rights or electronic Chattel Paper, with any agreements establishing control to be in form and substance satisfactory to the Secured Party, (c) to obtain possession of all or any portion of the Collateral in order to perfect its security interest therein in addition to the filing of a financing statement, and (d) otherwise to insure the continued perfection and priority of the Secured Party's security interest in any of the Collateral and of the preservation of its rights therein.

      9. Application of Payments. To the extent that Borrowers use the proceeds of the loan secured hereby to purchase any Collateral, Borrowers' repayment shall be applied on a "first-in-first-out" basis so that the portion of said loan used to purchase a particular item of Collateral shall be paid in the chronological order Borrowers purchased such Collateral.

      10. Termination; Assignment, Etc. This Security Agreement and the security interest in the Collateral created hereby shall terminate when all of the Loan Obligations have been paid and finally discharged in full and the Secured Party has no commitment outstanding to make further advances or extend credit to the Borrowers. No waiver by Secured Party or by any other holder of the Loan Obligations of any default shall be effective unless in writing signed by Secured Party nor shall any waiver granted on any one occasion operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by Secured Party of all or any of the Loan
Obligations held by Secured Party, Secured Party may assign or transfer its respective rights and interests under this Security Agreement in whole or in part to the purchaser or purchasers of such Loan Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights hereunder, and Secured Party shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned except that Secured Party shall be liable for damages suffered by the Borrowers as a result of actions taken by Secured Party in bad faith or with willful misconduct.


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

      11. Notices. Any and all notices or other communications or deliveries to be provided hereunder shall be given in the manner set forth in, and shall be effective as provided in, the Loan Agreement.

      12. Miscellaneous. This Security Agreement shall inure to the benefit of and be binding upon Secured Party and the Borrowers, their respective successors and permitted assigns, and all persons who become bound to this Security Agreement as Borrowers. This Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Security Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof. The headings used in this Security Agreement are for convenience of reference and shall not limit or otherwise affect the meaning hereof.


      13. WAIVERS AND ACKNOWLEDGEMENTS.

            (I) THE BORROWERS HEREBY CONSENT TO AND WAIVE NOTICE OF: (A) THE GRANTING OF RENEWALS, EXTENSIONS OF TIME FOR PAYMENT OR OTHER INDULGENCES TO THE BORROWERS OR TO ANY ACCOUNT DEBTORS IN RESPECT OF ANY ACCOUNT RECEIVABLE OF THE BORROWERS; (B) SUBSTITUTION, RELEASE OR SURRENDER OF ANY COLLATERAL; (C) THE ADDITION OR RELEASE OF PERSONS PRIMARILY OR SECONDARILY LIABLE ON ANY OF THE OBLIGATIONS OR ON ANY ACCOUNT RECEIVABLE OR OTHER COLLATERAL; AND (D) THE ACCEPTANCE OF PARTIAL PAYMENTS ON ANY OBLIGATIONS OR ON ANY ACCOUNT RECEIVABLE OR OTHER COLLATERAL AND/OR THE SETTLEMENT OR COMPROMISE THEREOF. NO DELAY OR OMISSION ON THE PART OF SECURED PARTY IN EXERCISING ANY RIGHT HEREUNDER SHALL OPERATE AS A WAIVER OF SUCH RIGHT OR OF ANY OTHER RIGHT HEREUNDER. ANY WAIVER OF ANY SUCH RIGHT ON ANY ONE OCCASION SHALL NOT BE CONSTRUED AS A BAR TO OR WAIVER OF ANY SUCH RIGHT ON ANY SUCH FUTURE OCCASION.

            (II) THE BORROWERS FURTHER WAIVE ALL RIGHTS UNDER ANY STATUTE OF LIMITATIONS PROVISIONS TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

            (III) THE BORROWERS FURTHER WAIVE TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING DOCUMENTS OF WHICH THIS SECURITY AGREEMENT IS A PART AND/OR THE ENFORCEMENT OF ANY OF BORROWERS' RIGHTS AND REMEDIES, INCLUDING WITHOUT LIMITATION, TORT CLAIMS.

            (IV) THE BORROWERS ACKNOWLEDGE THAT BORROWERS MAKE ALL OF THESE WAIVERS IN PARAGRAPHS (I) THROUGH (IV) KNOWINGLY AND VOLUNTARILY, WITHOUT DURESS, ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THESE WAIVERS AND WITH ADVICE OF BORROWERS' LEGAL REPRESENTATIVE. THE BORROWERS FURTHER ACKNOWLEDGE THAT THE SECURED PARTY HAS NOT AGREED WITH OR REPRESENTED TO THE BORROWERS OR ANY OTHER PARTY HERETO THAT THE PROVISIONS OF THESE PARAGRAPHS (I) THROUGH (IV) WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, each party has executed this Security Agreement, or caused this Security Agreement to be executed by its duly authorized officer as of the date first above written.


WITNESS                                              SBS INTERACTIVE, CO.

_______________________________                      By:
                                                        ------------------------
                                                     Name:  Todd Gotlieb
                                                     Title:  President


WITNESS                                              SBS INTERACTIVE, INC.

_______________________________                      By:/s/ Todd Gotlieb
                                                        ------------------------
                                                     Name:  Todd Gotlieb
                                                     Title:  President


WITNESS                                              SECURED PARTY


_______________________________                         /s/ Arthur Cohn
                                                        ------------------------
                                                        Arthur Cohn

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